==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          ---------------------------


       Date of Report (Date of earliest event reported): October 1, 2001


                                 AMTRAN, INC.
            (Exact name of registrant as specified in its charter)

                          ---------------------------


           Indiana                    000-21642                35-1617970
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)

                          ---------------------------

                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)


==============================================================================

ITEM 5.   OTHER EVENTS

          Attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.1 is a copy of a press release announcing the status of the search for alternative financing by Amtran, Inc. and American Trans Air, Inc. ("ATA") for the proposed going-private transaction.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Press Release dated October 1, 2001.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMTRAN, INC.


Date: October 2, 2001                 By: /s/  Kenneth K. Wolff
                                          ----------------------------
                                          Name:  Kenneth K. Wolff
                                          Title: Executive Vice President & CFO

                                 EXHIBIT INDEX

Exhibit No.           Description of the Exhibit

99.1              Press Release dated October 1, 2001.